SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2009
SOUNDBITE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33790	04-3520763
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
22 Crosby Drive
Bedford, Massachusetts 01730
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (781) 897-2500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On February 26, 2009, SoundBite Communications, Inc. issued a press release announcing the financial results for the three months and the year ended December 31, 2008. The full text of the press release issued in connection with this announcement is furnished as Exhibit 99.1 to this Form 8-K.
     The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
     The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Press release issued by SoundBite Communications, Inc. on February 26, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2009	SOUNDBITE COMMUNICATIONS, INC.

	By:	/s/ Robert C. Leahy

Robert C. Leahy
Vice President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by SoundBite Communications, Inc. on February 26, 2009